UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported):         July 25, 2007
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                                   TEAM, Inc.
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               (Exact Name of Registrant as Specified in Charter)


            Texas                    001-08604                   74-1765729
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(State or Other Jurisdiction   (Commission File Number)         (IRS Employer
      of Incorporation)                                      Identification No.)


                                200 Hermann Drive
                               Alvin, Texas 77511
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              (Address of Principal Executive Offices and Zip Code)


Registrant's telephone number, including area code:  (281) 331-6154
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                                 Not Applicable
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          (Former name or former address, if changed since last report)


     Check the appropriate line below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
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     On July 25, 2007, Team, Inc. disseminated a press release announcing its financial results for the fourth quarter and for the full fiscal year 2007. A copy of such press release is furnished herewith as Exhibit 99.1.

     The information furnished in this Current Report on Form 8-K, including
Exhibit 99.1, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed "filed" with the Securities and Exchange Commission and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 8.01 Other Events
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     On July 25, 2007, Team's Board of Directors approved a 2 for 1 Stock Split, to be effected in the form of a 100% stock dividend. The Stock Split will be payable on August 29, 2007 to holders of record on August 15, 2007. This action will double the number of outstanding common shares to approximately 18 million. An announcement of the stock split was included in the press release announcing the financial results for the fourth quarter and for the full fiscal year 2007, which is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits
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     (c)  Exhibits. The following exhibit is furnished as part of Item 2.02 and
          Item 8.01 of this Current Report on Form 8-K:

Exhibit number            Description
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     99.1                 Team, Inc.'s Press Release dated July 25, 2007

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TEAM, INC.


                                             By: /s/ Ted W. Owen
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                                                 Ted W. Owen
                                                 Senior Vice President and Chief
                                                 Financial Officer
Dated: July 25, 2007